SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2025

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	IQST	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 - Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

The disclosures concerning the entry into material definitive agreements contained in Item 5.02 are incorporated herein by reference into this Item 1.01.

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 23, 2025, our board of directors approved amended employment agreements in favor of our Chief Executive Officer, Leandro Iglesias, and our Chief Financial Officer, Alvaro Quintana Cardona.

In case the monthly remuneration is not set in full on time , the amended agreements provide that Messrs. Iglesias and Quintana  may convert their accrued salary/bonus into shares of our common stock or our Series B Preferred Stock. For common stock, the number of shares issuable is determined by considering the average price per share of our common stock on the Nasdaq Capital Market  during the last 10 days and applying a discount of 25% and then dividing the accrued salary by the average price per share. For Series B Preferred stock, the number of shares issuable is determined by considering the discounted average price per share of our common stock on the Nasdaq Capital Market during the last 10 days, dividing the accrued salary by the discounted average price per share, and then dividing that number of shares by 12.5.

The foregoing description of the amended employment agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the amended employment agreements filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 8.01 Other Events

The disclosures set forth in Item 5.02 are incorporated by reference into this Item 8.01.

On June 24 , 2025, as provided in their amended employment agreements, Messrs. Iglesias and Quintana elected to convert their accrued and unpaid salaries amounting to $631,500 into a total of 6,571 shares of our Series B Preferred Stock.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended Employment Agreement with Mr. Iglesias, dated June 23, 2025
10.2	Amended Employment Agreement with Mr. Quintana, dated June 23, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date June 25, 2025

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